UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan		48033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2021, the stockholders of Superior Industries International, Inc. (the “Company”) approved an amendment to the Superior Industries International, Inc. 2018 Equity Incentive Plan (the “2018 Equity Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). Among other things, the amendment increases the number of shares authorized for issuance under the 2018 Equity Plan by 2,000,000.

The material terms of the 2018 Equity Plan, as amended, are described in the Company’s definitive proxy statement, dated April 15, 2021, under the heading “Proposal No. 3 — Approval of an Amendment to the Superior Industries International, Inc. 2018 Equity Incentive Plan”, which is incorporated herein by reference.

The description of the 2018 Equity Plan, as amended, is qualified in its entirety by reference to the full text of the 2018 Equity Plan, as amended, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 25, 2021, the Company held its Annual Meeting. Set forth below are the final voting totals as provided by Broadridge Financial Solutions, Inc., the independent inspector of elections for the Annual Meeting.

Proposal One: Election of Directors

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Majdi B. Abulaban	18,639,393	73,191	6,767,876
Raynard D. Benvenuti	17,714,964	997,620	6,767,876
Michael R. Bruynesteyn	18,104,298	608,286	6,767,876
Richard J. Giromini	17,905,472	807,112	6,767,876
Paul J. Humphries	18,180,114	532,470	6,767,876
Ransom A. Langford	18,397,401	315,183	6,767,876
Timothy C. McQuay	17,154,726	1,557,858	6,767,876
Ellen B. Richstone	17,171,413	1,541,171	6,767,876

Proposal Two: Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
13,767,068	4,799,795	145,721	6,767,876

Proposal Three: Amendment to the 2018 Equity Plan of the Company

For	Against	Abstain	Broker Non-Votes
17,631,697	940,576	140,311	6,767,876

Proposal Four: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain
25,366,503	75,696	38,261

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1	Superior Industries International, Inc. 2018 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: June 1, 2021	/s/ Joanne M. Finnorn
Joanne M. Finnorn
Senior Vice President, General Counsel & Corporate Secretary